UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

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Filed by a party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INTEGRAL ACQUISITION CORPORATION 1

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED MARCH 24, 2023

INTEGRAL ACQUISITION CORPORATION 1

667 Madison Avenue

New York, New York 10065

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF INTEGRAL ACQUISITION CORPORATION 1:

You are cordially invited to attend the special meeting of stockholders (the “Meeting”) of Integral Acquisition Corporation 1 (“we”, “us”, “our” or the “Company”), to be held at                Eastern time on                , 2023.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting                .

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated                , 2023, and is first being mailed to stockholders of the Company on or about                , 2023.

The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)

a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from May 5, 2023 to November 3, 2023, or such earlier date as determined by the Company’s board of directors (the “Board”) in its sole discretion (the “Extension,” and such later date, the “Extended Date”); and

2)

a proposal to adjourn the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient shares of Class A common stock and Class B common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if holders of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on November 5, 2021 (the “IPO”) have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market (the “Adjournment Proposal”).

Each of the Proposals is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.

The Board currently believes that there will not be sufficient time before May 5, 2023 to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders and the Extension Amendment is implemented, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

To make the Election, you must demand (which demand must include proper identification of yourself as a beneficial holder and your legal name, phone number and address) that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or                , 2023). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor (as defined below) or its designees have agreed to contribute to us loans (the “Loans”) of (i) the lesser of (x) $            or (y) $            for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by June 5, 2023, the Monthly Amount for each calendar month (commencing on June 6, 2023 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until November 3, 2023. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than            Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on August 5, 2023, which would represent three calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $            per share, with the aggregate maximum contribution to the Trust Account being $            . However, if            Public Shares are redeemed and            of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such three-month period will be approximately $            per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account on or about May 8, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether to extend for additional calendar months until November 3, 2023 and if our

Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

As of the Record Date (as defined below), based on funds in the Trust Account of approximately $            as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $            per share (after taking into account the removal of a portion of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on                , 2023 as reported on the Nasdaq Global Market was $            . The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by May 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by May 5, 2023, which is 18 months from the closing of the IPO. In the event of a liquidation, our sponsor, Integral Sponsor LLC (the “Sponsor”), will not receive any monies held in the Trust Account as a result of its ownership of 2,875,000 shares of our Class B common stock (the “Founder Shares”) that were issued to the Sponsor prior to our IPO or the 4,950,000 warrants that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Our Board has fixed the close of business on March 24, 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the Record Date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

, 2023	By Order of the Board of Directors

Enrique Klix Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the Meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on                 , 2023: This notice of meeting and the accompanying Proxy Statement are available at            .

INTEGRAL ACQUISITION CORPORATION 1

667 Madison Avenue

New York, New York 10065

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The special meeting of stockholders (the “Meeting”), of Integral Acquisition Corporation 1 (“we”, “us”, “our” or the “Company”), to be held at            Eastern time on                , 2023.

You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at            .

The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)

a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A hereto (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from May 5, 2023 to November 3, 2023, or such earlier date as determined by the Company’s board of directors (the “Board”) in its sole discretion (the “Extension”, and such later date, the “Extended Date”); and

2)

a proposal to adjourn the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient shares of Class A common stock and Class B common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if holders of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on November 5, 2021 (the “IPO”) have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market (the “Adjournment Proposal”).

The Extension Amendment Proposal is required for the implementation of the plan of the Board to extend the date by which the Company has to complete a Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete a Business Combination.

The Board currently believes that there will not be sufficient time before May 5, 2023 to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders and the Extension Amendment is implemented, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

To make the Election, you must demand (which demand must include proper identification of yourself as a beneficial holder and your legal name, phone number and address) that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or                , 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor (as defined below) or its designees have agreed to contribute to us loans (the “Loans”) of (i) the lesser of (x) $            or (y) $            for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by June 5, 2023, the Monthly Amount for each calendar month (commencing on June 6, 2023 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until November 3, 2023. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than            Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on August 5, 2023, which would represent three calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $            per share, with the aggregate maximum contribution to the Trust Account being $            . However, if            Public Shares are redeemed and            of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such three-month period will be approximately $                per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account on or about May 8, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether to extend for additional calendar months until November 3, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $            that was in the Trust Account as of the Record Date. In such event, the Company may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies if necessary, if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for the approval of the Extension Amendment Proposal or (ii) if holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by May 5, 2023, as contemplated in our IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 4, 2021 (the “IPO Prospectus”) and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by May 5, 2023, which is 18 months from the closing of the IPO (the “Combination Period”). In the event of a liquidation, our sponsor, Integral Sponsor LLC (the “Sponsor”), will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares (as defined below) or the Private Placement Warrants (as defined below).

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.15 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in the value of the trust assets, in each case net of the amount of interest withdrawn to pay taxes, except as to any (x) any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in our Trust Account and (y) claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of the Record Date (as defined below), based on funds in the Trust Account of approximately $            as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $            per share (after taking into account the removal of a portion of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.15, plus interest, due to unforeseen claims of creditors.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated November 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension Amendment is implemented.

Our Board has fixed the close of business on March 24, 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 11,500,000 shares of our Class A common stock and 2,875,000 shares of Class B common stock (the “Founder Shares”) outstanding. The Company’s warrants do not have voting rights in connection with the Proposals. The Sponsor owns all of the outstanding Founder Shares as well as 4,950,000 warrants that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement Warrants”).

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board, the management of the Company (the “Management”), the Sponsor and management of the Sponsor may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated                 , 2023 and is first being mailed to stockholders on or about            , 2023.

, 2023	By Order of the Board of Directors

Enrique Klix Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting of stockholders, to be held at             Eastern time on            , 2023, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about            , 2023.

We are a blank check company incorporated on February 16, 2021 as a Delaware corporation for the purpose of effecting a Business Combination with one or more businesses. On November 5, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $119,950,000 in the aggregate. Following the closing of the IPO, an amount of $116,725,000 from the net proceeds of the sale of the units in the IPO and the sale of the Private Placement Warrants was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our case, May 5, 2023). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete a Business Combination.

The Proposals

What is being voted on?

You are being asked to vote on two Proposals:

•

Extension Amendment Proposal. A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from May 5, 2023 to November 3, 2023, or such earlier date as determined by the Board; and

•

Adjournment Proposal. A proposal to adjourn the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient shares of Class A common stock and Class B common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if holders of Public Shares sold have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we have to complete our Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date. If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by May 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Warrants.

Why is the Company proposing the Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before May 5, 2023. As explained below, we will not be able to complete a Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination. There is no assurance that the Company will be able to consummate a Business Combination, given the actions that must occur prior to closing of a Business Combination.

The Company believes that given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must consummate a Business Combination from May 5, 2023 to November 3, 2023 or such earlier date as determined by the Board.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a stockholder meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting (i) to give the Company more time to seek approval of the Extension Amendment Proposal, if necessary, or (ii) if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market, to allow holders of Public Shares time to reverse their redemption requests in connection with the Extension Amendment Proposal. If the Adjournment Proposal is not approved, the Board may not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies or encouraging holders of Public Shares to reverse their redemption requests. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate a Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must consummate a Business Combination from May 5, 2023 to November 3, 2023, or such earlier date as determined by the Board. The Extension would give the Company the opportunity to complete a Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before May 5, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders or, in connection therewith, too many Public Shares are submitted for redemption, our Board may not be able to adjourn the Meeting to a later date, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient shares of Class A common stock and Class B common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if holders of the Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market.

What amount will holders receive upon consummation of a Business Combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us the Loans in the amount of (i) the lesser of (x) $            or (y) $            for each Public Share that is not redeemed plus (ii) if the Business Combination is not consummated by June 5, 2023, the Monthly Amount for each calendar month (commencing on June 6, 2023 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business

Combination until November 3, 2023. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than            Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on August 5, 2023, which would represent three calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $            per share, with the aggregate maximum contribution to the Trust Account being $            . However, if            Public Shares are redeemed and            of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such three-month period will be approximately $            per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account on or about May 8, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether to extend for additional calendar months until November 3, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

What vote is required to adopt the Proposals?

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Extension Amendment Proposal. The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the Record Date.

•

Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, so long as you make the Election. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal. Currently, the Sponsor owns approximately 20.0% of our issued and outstanding shares of common stock, consisting of 2,875,000 Founder Shares.

In addition, the Sponsor may enter into arrangements with a limited number of the Company’s stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such stockholders either Founder Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 2,875,000 Founder Shares (purchased for a nominal price) 4,950,000 Private Placement Warrants (purchased for $4,950,000), which would expire worthless if a Business Combination is not consummated. See the section below entitled “Proposal One – The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the General Corporation Law of the State of Delaware (the “DGCL”).

The Extension Amendment Proposal

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by May 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period.

In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Warrants.

If the Extension Amendment Proposal is approved, what happens next?

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the shares of common stock outstanding as of the Record Date, we expect to file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and expect that our units, Public Shares and warrants included as part of the units sold in the IPO (the “Public Warrants”) will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to our warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by May 5, 2023, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to our warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will continue to attempt to consummate a Business Combination until the Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

How do I redeem my shares of Class A common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on            , 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing (identifying yourself as a beneficial holder and providing your legal name, phone number and address) that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemptions

E-mail: spacredemptions@continentalstock.com

Information about the Meeting

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Meeting including the URL address,            , along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or proxy@continentalstock.com.

If you do not have internet capabilities, you can listen to the meeting by dialing:            (toll-free) within the U.S. and Canada, or            (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number            #. This is a listen-only option, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Chief Executive Officer or Chief Financial Officer at info@integralacquisition.com,so that it is received by our Chief Executive Officer or Chief Financial Officer prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to either our Chief Executive Officer or Chief Financial Officer, which must be received by either our Chief Executive Officer or Chief Financial Officer prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

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Extension Amendment Proposal. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our common stock as of the Record Date, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•

Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name”, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe the Extension Amendment Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary, and therefore your broker, bank, or nominee cannot vote your shares without your instruction on these proposals. Consequently, your bank, broker, or other nominee can vote your shares for these proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. The presence in person (including virtually) or represented by proxy of a majority of the voting power of our common stock issued and outstanding on the Record Date and entitled to vote at the Meeting constitutes a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 7,187,501 shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our common stock at the close of business on the Record Date, March 24, 2023, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, 11,500,000 shares of our Class A common stock and 2,875,000 shares of Class B common stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

•

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Enrique Klix, our Chief Executive Officer, and Brittany Lincoln, our Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Enrique Klix or Ms. Brittany Lincoln to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal and Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a stockholder of record?

•	Online. If you are a stockholder of record, you may vote online at the Meeting.

•	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

•

Online at the Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•

By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•

By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting”.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Proposals.

How many votes do I have?

Each share of our Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of the Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also contact us at:

Integral Acquisition Corporation 1

667 Madison Avenue

New York, New York 10065

Email: info@integralacquisition.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to enter into a definitive agreement and related agreements with respect to a Business Combination;

•	our ability to complete a Business Combination;

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the Trust Account;

•	the competitive environment in which our successor will operate following a Business Combination; and

•	proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in this Proxy Statement and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO Prospectus, (ii) Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 1, 2022, (iii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 as filed with the SEC on May 16, 2022, August 15, 2022 and November 14, 2022, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of a Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act of 1940 (the “Investment Company Act”), we may, at any time, instruct the trustee to transfer the securities held in the Trust Account and instead to hold the funds in the Trust Account in interest-bearing accounts until the earlier of the consummation of an initial Business Combination or our liquidation. As a result, following the sale of investments in the Trust Account, if any, we would likely receive less interest on the funds held in the Trust Account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. While the funds in the Trust Account continue to be invested in such instruments, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time instruct the trustee with respect to the Trust Account to transfer the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter, to hold all funds in the Trust Account in interest-bearing accounts until the earlier of the consummation of a Business Combination or the liquidation of the Company. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.5% per annum. Following any such sale of the investments held in the Trust Account, we would likely receive less interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to transfer the investments held in the Trust

Account and thereafter to hold all funds in the Trust Account in interest-bearing accounts would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company than they would have received had the assets in the Trust Account remained in U.S. government securities or money market funds.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement in connection with our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company under Section 3(a)(1)(A) of the Investment Company Act, in which case we may be required to liquidate the Company. If we are required to liquidate, our stockholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a Business Combination. Additionally, if we are required to liquidate, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. The risk of being deemed subject to the Investment Company Act may increase the longer the Company holds securities (i.e., the longer past two years the securities are held), and also may increase to the extent the funds in the Trust Account are not held in cash. Accordingly, we may determine, in our discretion, to transfer the investments held in the Trust Account at any time and instead hold all funds in the Trust Account in interest-bearing accounts, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely. Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Public Shares in connection with the Extension may subject us to the excise tax, unless one of the two exceptions above apply. Redemptions would only occur if the Extension Proposal is approved by our stockholders and the Extension is implemented by the Board.

As described in the section below entitled “The Extension Amendment Proposal—Redemption Rights”, if the deadline for us to complete a Business Combination (currently, May 5, 2023) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Rule Proposals described below.

The SEC has issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between SPACs, such as us, and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Our Sponsor is a U.S. entity, and the managing member of our Sponsor is a U.S. person. Our Sponsor is not controlled by and does not have substantial ties with a non-U.S. person.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.15 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company incorporated on February 16, 2021 as a Delaware corporation and formed for the purpose of effecting a Business Combination with one or more businesses. On November 5, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $119,950,000 in the aggregate. Following the closing of the IPO, an amount of $116,725,000 from the net proceeds of the sale of the units in the IPO and the sale of the Private Placement Warrants was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our case, May 5, 2023). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete a Business Combination.

The Meeting is being held, in part, to allow us additional time to complete a Business Combination.

There are currently 11,500,000 shares of our Class A common stock and 2,875,000 shares of Class B common stock issued and outstanding. In addition, we issued (i) Public Warrants to purchase 5,750,000 shares of Class A common stock as part of our IPO and (ii) Private Placement Warrants to purchase 4,950,000 shares of Class A common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third trading day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of the Record Date, approximately $             from our IPO and the simultaneous sale of the Private Placement Warrants is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE MEETING

Overview

Date, Time and Place

The Meeting of the stockholders will be held at            Eastern time on             , 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at            . The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

•

Record Holders. If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Meeting, go to            , enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

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Beneficial Holders. Beneficial stockholders who own shares of the Company in “street name” who wish to attend the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial stockholders should contact our transfer agent by            , 2023 at the latest (five business days prior to the Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 7,187,501 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our Class A common stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our common stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Extension Amendment Proposal

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our common stock outstanding on the Record Date, including the Founder Shares. If you do not vote or you abstain from voting on the Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 11,500,000 shares of Class A common stock and 2,875,000 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $            as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $            per share (after taking into account the removal of a portion of the accrued interest in the Trust Account to pay our taxes), and such holder will no longer own those Public Shares so redeemed. If you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date. See the section below entitled “Proposal One – The Extension Amendment Proposal —Redemption Rights”.

A holder of Public Shares will be entitled to receive cash for any Public Shares properly submitted for redemption; provided such person:

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properly submits a written request to Continental, the Company’s transfer agent, in which such holder (i) requests that the Company redeem all or a portion of its Public Shares for cash, and (ii) identifies itself as the beneficial holder of such Public Shares submitted for redemption and provides its legal name, phone number and address; and

•	tenders or delivers its Public Shares (and stock certificates (if any) and other redemption forms) to Continental, the Company’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern time, on            , 2023 (two business days before the initially scheduled date of the Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Public Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless the Company determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, the Company’s transfer agent, at least two business days prior to the initially scheduled date of the Meeting. No request for redemption will be honored unless the holder’s Public Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, the Company’s transfer agent, prior to 5:00 p.m., Eastern time, on            , 2023 (two business days before the initially scheduled date of the Meeting).

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your Public Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Company’s transfer agent two business days prior to the initially scheduled date of the Meeting.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “United States Federal Income Tax Considerations.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our common stock as of the Record Date. You may contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals.

PROPOSAL ONE – THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to provide the Company with additional time to complete a Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete a Business Combination. A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s Charter provides that the Company has until May 5, 2023 to complete an initial Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete its initial Business Combination.

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all public stockholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond May 5, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a Business Combination.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by May 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business

Combination within the Combination Period. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Warrants.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and expects that its units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us the Loans in the amount of (i) the lesser of (x) $            or (y) $            for each Public Share that is not redeemed plus (ii) if the Business Combination is not consummated by June 5, 2023, the Monthly Amount for each calendar month (commencing on June 6, 2023 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until November 3, 2023. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than            Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on August 5, 2023, which would represent three calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $            per share, with the aggregate maximum contribution to the Trust Account being $            . However, if            Public Shares are redeemed and            of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such three-month period will be approximately $            per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account on or about May 8, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether to extend for additional calendar months until November 3, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make Additional Loans following such determination will terminate.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $            that was in the Trust Account as of the Record Date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $            as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $            per share (after taking into account the removal of a portion of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON                , 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on                , 2023 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on                , 2023 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable after the Redemption Deadline. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the Redemption Deadline. The redemption rights include the requirement that stockholders making the election to redeem their shares must identify themselves in writing as beneficial holders and provide their legal names, phone numbers and addresses to Continental, the Company’s transfer agent, in order to validly redeem their shares.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name”, by contacting the Company’s transfer agent or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on                 , 2023 will not be redeemed for cash held in the Trust Account on the redemption date. If a public stockholder tenders its shares and decides prior to the Redemption Deadline (5:00 p.m. Eastern time on the date that is two business days before the Meeting) that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the effectiveness of the Extension Amendment not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares promptly after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

The redemption rights include the requirement that you must identify yourself in writing as a beneficial holder and provide your legal name, phone number and address to Continental, our transfer agent, in order to validly redeem its shares. If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $            as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $             per share (after taking into account the removal of a portion of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on                , 2023 as reported on the Nasdaq Global Market was $            .

If you properly exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on                , 2023 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares promptly after the completion of the Extension.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if a Business Combination has not been consummated, the Company will be required to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 2,875,000 Founder Shares, representing approximately 20.0% of the Company’s issued and outstanding shares of common stock.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the fact that the Sponsor holds 2,875,000 Founder Shares and 4,950,000 Private Placement Warrants, all of which would expire worthless if a Business Combination is not consummated;

•

the fact that, unless the Company consummates a Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of December 31, 2022) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•	the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of a Business Combination;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•

the fact that the Company has agreed, through the earlier of the Company’s consummation of a Business Combination or its liquidation, to pay the Sponsor a monthly fee of $20,000 for office space, utilities, and secretarial and administrative support, of which $220,000 of administrative service fees have been paid during the fiscal year ended December 31, 2022; and

•

the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until May 5, 2023 to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete a Business Combination before May 5, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond May 5, 2023 to the Extended Date.

The Company is not asking you to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on a Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event a Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL TWO – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient shares of Class A common stock and Class B common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market. In no event will our Board adjourn the Meeting beyond May 5, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that, based on the tabulated votes, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In such event, the Extension Amendment would not be implemented.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A common stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, (v) that actually or constructively own five percent or more of the Class A common stock of the Company, and (vi) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the Company’s shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”.

U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the

U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Company’s Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s Class A common stock, and, in the case where shares of the Company’s Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s Class A common stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Company’s Class A common stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Company’s Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of our common stock; and

•	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 14,375,000 shares of our common stock issued and outstanding as of the Record Date, consisting of (i) 11,500,000 shares of our Class A common stock and (ii) 2,875,000 shares of our Class B common stock. On all matters to be voted upon, holders of the shares of Class A common stock and shares of Class B common stock vote together as a single class. Currently, all of the shares of Class B common stock are convertible into Class A common stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Integral Sponsor LLC (2)	—	—	2,875,000	100%	20%
Enrique Klix (2)	—	—	2,875,000	100%	20%
Brittany Lincoln (2)	—	—	—	—	—
James Cotton (2)	—	—	—	—	—
Stuart Hutton (2)	—	—	—	—	—
Niraj Javeri (2)	—	—	—	—	—
Lynne Thornton (2)	—	—	—	—	—
All executive officer and directors as a group (6 individuals)	—	—	2,875,000	100%	20%
Other 5% Stockholders
Magnetar Financial LLC (3)	751,700	6.54%	—	—	5.23%
Polar Asset Management Partners Inc. (4)	650,000	5.65%	—	—	4.52%
HGC Investment Management Inc. (5)	650,000	5.65%	—	—	4.52%
Periscope Capital Inc. (6)	987,853	8.59%	—	—	6.87%
LMR Master Fund Limited (7)	900,000	7.83%	—	—	6.26%
RiverNorth Capital Management, LLC (8)	649,998	5.65%	—	—	4.52%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 667 Madison Avenue, 5th floor, New York, New York 10065.
(2)

Our Sponsor is the record holder of the shares reported herein. Mr. Klix is the Managing Member of our Sponsor and has voting and investment discretion with respect to the common stock held of record by our Sponsor. Each of our other directors are non-managing members of our Sponsor. Mr. Klix disclaims beneficial ownership of such shares, other than his pecuniary interest therein and each of Messrs. Cotton, Hutton and Javeri and Ms. Thornton disclaims any beneficial ownership of any shares held by our Sponsor.

(3)

According to a Schedule 13G/A filed on January 27, 2023, Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC, and David J. Snyderman acquired 751,700 shares of Class A common stock. The business address for each of the reporting persons is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(4)

According to a Schedule 13G filed on February 9, 2022, Polar Asset Management Partners Inc. acquired 650,000 shares of Class A common stock. The business address for the reporting person is 16 York Street, Suite 2900, Toronto, Ontario M5J 0E6, Canada.

(5)

According to a Schedule 13G filed on February 14, 2023, HGC Investment Management Inc. acquired 650,000 shares of Class A common stock. The business address for the reporting person is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(6)

According to a Schedule 13G/A filed on February 13, 2023, Periscope Capital Inc. acquired 987,853 shares of Class A common stock. The business address for the reporting person is 333 Bay Street, Suite 1240, Toronto, Ontario M5H 2R2, Canada.

(7)

According to a Schedule 13G/A filed on February 14, 2023, LMR Partners LLP, LMR Partners Limited, LMR Partners LLC, LMR Partners AG, LMR Partners (DIFC) Limited, Ben Levine and Stefan Renold acquired 900,000 shares of Class A common stock. The business address for the reporting persons is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom.

(8)

According to a Schedule 13G filed on February 14, 2023, RiverNorth Capital Management, LLC acquired 649,998 shares of Class A common stock. The business address for the reporting person is 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401.

Changes in Control

None.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold a special meeting in lieu of an annual meeting before the Extended Date to consider and vote upon approval of a Business Combination. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Extended Date, the Company will dissolve and liquidate.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2023 Annual Meeting, assuming the meeting is held on or about December 31, 2023, notice of a nomination or proposal must be delivered to us no later than October 2, 2023 and no earlier than September 2, 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•	If the shares are registered in your names, you should contact us at (212) 209-6132 or 667 Madison Avenue, New York, New York 10065 to inform us of your request; or

•	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from us via e-mail at info@integralacquisition.com.

If you are a stockholder of the Company and would like to request documents, please do so by                , 2023, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INTEGRAL ACQUISITION CORPORATION 1

Pursuant to Section 242 of the

Delaware General Corporation Law

Integral Acquisition Corporation 1 (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)

The name of the Corporation is Integral Acquisition Corporation 1. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 16, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware on November 3, 2021 (the “Amended and Restated Certificate of Incorporation”).

2)	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation.

3)

This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 14, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by November 3, 2023 and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

IN WITNESS WHEREOF, Integral Acquisition Corporation 1 has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this            day of            , 2023.

INTEGRAL ACQUISITION CORPORATION 1

By:
Name:	Enrique Klix
Title:	Chief Executive Officer

A-1

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

INTEGRAL ACQUISITION CORPORATION 1

667 Madison Avenue

New York, New York 10065

SPECIAL MEETING OF STOCKHOLDERS

, 2023

YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON            , 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated            , 2023, (the “Proxy Statement”) in connection with the special meeting of stockholders of Integral Acquisition Corporation 1 (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at            Eastern time on            , 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Enrique Klix and Brittany Lincoln, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on                , 2023:

The notice of meeting and the accompanying Proxy Statement are available at

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2, IF PRESENTED.	Please mark ☒ votes as indicated in this example

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a Business Combination from May 5, 2023 to November 3, 2023 or such earlier date as determined by the Board in its sole discretion.

	☐	☐	☐

Proposal 2 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient shares of Class A common stock and Class B common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or in

	☐	☐	☐

the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if holders of Class A common stock have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market.

Date:                     , 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.